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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


        Date of Report (date of earliest event reported): July 10, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                             63144
(Address of principal executive offices)                (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      | | Written communications pursuant to Rule 425 under the Securities Act. | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
      | | Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act.
      | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 7.01     REGULATION FD DISCLOSURE.

              Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company reached an agreement with Beijing Med-Pharm Corporation (Nasdaq: BJGP) for exclusive marketing and distribution rights to KV's proprietary vaginal cream prescription one-dose treatment for bacterial vaginosis, Clindesse(TM) (clindamycin phosphate vaginal cream 2%), in the People's Republic of China. The information in this Form 8-K, including
Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01    FINANCIAL STATEMENTS AND EXHIBITS.

              (d) The following exhibit is furnished as part of this report:

              Exhibit Number                     Description
              --------------                     -----------

                    99 Press Release dated July 10, 2007, issued by K-V Pharmaceutical Company



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                                  SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 10, 2007

                                          K-V PHARMACEUTICAL COMPANY


                                          By: /s/ Richard H. Chibnall
                                              -----------------------------
                                              Richard H. Chibnall
                                              Vice President, Finance


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